CATSKILL FINANCIAL CORPORATION
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TRUST


         THIS AGREEMENT (hereinafter referred to as the "Trust Agreement"), made this 21st day of April , 1998 by and between CATSKILL FINANCIAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company") and having its principal offices at 341 Main Street, Catskill, New York 12414, and the trustee identified on the signature page hereof (the "Trustee"). Any reference herein to the "Bank" shall mean CATSKILL SAVINGS BANK, a federally chartered stock savings bank.

                              W I T N E S S E T H:

         WHEREAS, the Company has established the Catskill Financial Corporation Supplemental Executive Retirement Plan (the "Plan") for the exclusive benefit of certain management employees of the Company and designated affiliates; and

         WHEREAS, the Trustee is not a party to the Plan and makes no representations with respect thereto, and all representations and recitals with respect to the Plan shall be deemed to be those of the Company; and

         WHEREAS, the Company wishes to establish a trust (the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of any Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if the Plan were "an employee benefit plan" subject to ERISA;

         WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan, provided that the assets of the Trust shall be subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in the time and manner specified in the Plan;

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                    SECTION 1

                             ESTABLISHMENT OF TRUST


                  (a)      (i)      The Company hereby  deposits with Trustee in
trust $100, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

                           (ii)     The   Trustee   hereby   accepts   a   trust
consisting of the initial deposit referred to in the preceding sentence and such cash or other property acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Fund").

                  (b) The Trust hereby established shall be irrevocable. The Company may, but shall not be required to, apply to the Internal Revenue Service (the "IRS") for a Private Letter Ruling regarding the status of the Trust as a "grantor trust" under sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code"), in accordance with Section 15 hereof. In the event the Company makes such a request, it shall furnish to the Trustee a copy of such Private Letter Ruling promptly upon the Company's receipt thereof.

                  (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

                  (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, nor any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3 herein.

                  (e) The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits, or any other contribution to the Trust.

                  (f) (i) Upon a Change of Control, the Company shall, as soon as possible, but in no event later than 30 days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred.

                           (ii)  Within  30 days  following  the end of the Plan
year(s) ending after the Trust has become irrevocable pursuant to Section 1(b), the Company shall be required to irrevocably deposit additional cash or other property to the Trust in an amount sufficient to pay each Plan participant or beneficiary the benefits payable pursuant to the terms of the Plan as of the close of such Plan year(s).

                           (iii) Any  contribution  required  hereunder shall be
deemed sufficient if the aggregate of such contributions and the other assets of the Fund, determined as of the date of the contributions, is at least equal to the actuarially determined value of the aggregate benefits accrued under the Plan, determined as of the same date. Any actuarial determination required under the preceding sentence shall be made by the Company, in its sole discretion.

                           (iv) The Trustee shall have the right and power, but
shall be under no duty, to determine whether the amount of any contribution is in accordance with any Plan or to collect or enforce payment of any contribution. The Trustee shall not be responsible for computing or collecting any contribution or other amounts due under the Plan or the Trust.


                                    SECTION 2

              PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES


                  (a) (i) The Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan) and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule.

                           (ii)  The Payment  Schedule shall be delivered to the
Trustee following the execution of this Trust Agreement and an updated Payment Schedule shall be furnished at least annually thereafter. Each such Payment Schedule shall include, without limitation, (A) the names, addresses, dates of birth, social security numbers and the amount and form of accrued benefit of each Plan participant and beneficiary in the Plan; (B) the amount and form of projected benefits under the Plan of each participant and beneficiary, assuming such participant would retire or die as of the last day of such calendar year;
(C) a schedule of the estimated yearly cash payments under the Plan; and (D) any other information regarding the Plan which the Trustee may reasonably request.

                  (b)      (i)   To the extent that  amounts are paid under this
Section 2 by the Trustee directly to any Plan participant or beneficiary, such amounts shall be reduced by the Trustee in an amount equal to the income and employment tax withholding required by law with respect to such participant or beneficiary, as determined by the Company and promptly communicated to the Trustee. The Trustee shall inform each Plan participant and beneficiary to whom payment is made of the amount withheld from payment and the purpose of withholding such amount. Such withheld amounts shall be paid by the Trustee to the Company, which shall remit such withheld amounts to, and shall file the appropriate withholding reports with, the appropriate governmental agencies. In making any determination whether the Company has properly determined, reported and/or withheld the appropriate taxes, the Trustee may rely on a written certification, under penalties of perjury, signed by the Chief Executive Officer of the Company or by another officer of the Company authorized by the Chief Executive Officer to sign such certification in his behalf.

                           (ii)  To the extent that  amounts are paid under this
Section 2 by the Trustee directly to any Plan participant or beneficiary and the Company fails to direct the Trustee with respect to the appropriate amount to be withheld by the Trustee with respect to the applicable withholding requirements, the Trustee shall use its best efforts to determine, in its sole discretion, the appropriate amount of income and employment tax withholding required by law with respect to the payment to such participant or beneficiary, and shall reduce any payments by the amount of tax withholding required. The Trustee shall inform the Company and each Plan participant and beneficiary to whom payment is made of the amount withheld from payment and the purpose of withholding such amount. The amount withheld by the Trustee shall be paid by the Trustee to the Company and the Company shall remit such withheld amounts to, and shall file the appropriate withholding reports with, the appropriate governmental agencies. Provided that the Trustee has withheld the amounts directed by the Company or, in the absence of such direction from the Company, used its best efforts to determine applicable withholding under this Section, it shall have no liability for failure to withhold amounts sufficient to meet applicable requirements, and shall be held harmless by the Company against such liability.

                           (iii) Unless otherwise agreed to by the Trustee,  the
Company shall be responsible for all tax information reporting with respect to payments made to Plan participants and beneficiaries hereunder.

                  (c) (i) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

                           (ii)  The Trustee shall have no authority over and no
responsibility for the disposition of claims for benefits under the Plan and, in the absence of an order to the contrary of a court of competent jurisdiction, may rely conclusively on the most recent Payment Schedule furnished to it by the Company in making or refraining from making payments from the Trust to individuals who are or purport to be Plan participants or their beneficiaries. The Trustee shall not make payments hereunder to any person until it receives instructions from the Company in a form reasonably satisfactory to the Trustee.

                  (d) (i) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.

                           (ii)  The  Trustee   shall  have  no   liability   or
responsibility for duplicate payments made prior to its receipt from the Company of notice of the Company's intention to make direct payment.

                  (e) The Company may direct that payments be made before they would otherwise be due if, based on a change in the federal tax or revenue laws, a published ruling or similar announcement issued by the IRS, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction involving a participant or a beneficiary, or a closing agreement made under Section 7121 of the Code that is approved by the IRS and involves a participant or a beneficiary, it determines that a participant or beneficiary has or will recognize income for federal income tax purposes with respect to amounts that are or will be payable under the Plan before they are to be paid.


                                    SECTION 3

         TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY
                          WHEN THE COMPANY IS INSOLVENT


                  (a) (i) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if

(A) the Company is unable to pay its debts as they become due, (B) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code or the equivalent thereof or (C) the Company is subject to an order or regulation issued pursuant to section 18(k) of the Federal Deposit Insurance Act, as amended, prohibiting payments from the Plan.

                           (ii)  For  purposes  of  this  Trust   Agreement,   a
condition which results in the Company's being Insolvent shall be referred to as the Company's "Insolvency."

                           (iii)  While the  Company is  Insolvent,  the Trustee
shall make payments from the Trust only to or for the benefit of the Company's general creditors and only upon the direction of a court of competent jurisdiction or, in the event that a trustee, receiver, conservator or other similar official shall be appointed to oversee the Company's affairs during a period of Insolvency, upon the direction of such trustee, receiver, conservator or other similar official.

                  (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

                           (i)   The Board of Directors and the Chief  Executive
Officer of the Company shall have the duty to inform Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to Trustee that the Company has become Insolvent, Trustee shall determine whether the Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                           (ii)  (A)     Unless Trustee has actual  knowledge of
the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, Trustee shall have no duty to inquire whether the Company is Insolvent. Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning the Company's solvency.

                                 (B)   The  Trustee   shall be  deemed to have a
reasonable basis for determining that the Company is Insolvent if it has received (1) a certified copy of a bankruptcy or insolvency petition with respect to the Company or a general assignment by the Company for the benefit of its creditors, (2) a Certificate of Commencement of Case (or similar document) acknowledging either (aa) that a petition for the commencement of a voluntary or involuntary case pursuant to Titles 7 or 11 of the United States Bankruptcy Code, as amended, was duly filed by or against the Company with the United States Bankruptcy Court, or (bb) the taking of possession of the Company of all or substantially all of its assets by a receiver, custodian, trustee or similar official, (3) a certified copy of an order pursuant to section 18(k) of the Federal Deposit Insurance Act, as amended, prohibiting payments pursuant to the Plan ("Regulatory Order"), or (4) a written certification, under penalties of perjury, signed by the Chief Executive Officer of the Company or a majority of the members of the Board, that the Company is Insolvent.

                           (iii) If at any time the Trustee has determined  that
the Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

                           (iv)     (A) The Trustee  shall resume the payment of
benefits to Plan participants or their beneficiaries in accordance with Section 2 hereof only after Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

                                    (B) The  Trustee  shall be  deemed to have a
reasonable basis for determining that the Company is no longer Insolvent if it has received: (1) a judgement, decree or order of a court of competent jurisdiction dismissing a case filed with respect to the Company under Title 7 or 11 of the United States Bankruptcy Code; or (2) a judgement, decree or order of a court of competent jurisdiction overturning a Regulatory Order; or (3) if the Trustee determined the Company to be Insolvent based on a certification of the Chief Executive Officer or the Board, a subsequent written certification, under penalties of perjury, signed by the Chief Executive Officer of the Company or a majority of the members of the Board that the Company is no longer insolvent.

                           (v)      The Board and Chief Executive Officer of the
Company shall certify to the Trustee, at the Trustee's request, whether the Company is Insolvent. Any such certification may be requested by the Trustee from time to time and at any time, and shall be made promptly by the Board or Chief Executive Officer under the penalties of perjury. Any certification received by the Trustee under this subparagraph shall also be deemed a reasonable basis from the Trustee's determination of Insolvency under this
Section 3.

                  (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to this Section 3 and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance. The Trustee shall have an obligation to offset payments hereunder by direct payments made to Plan participants and their beneficiaries by the Company during the period of discontinuance described in the preceding sentence only to the extent the Company directs the Trustee to make such offset.

                                   SECTION 4

                            PAYMENTS TO THE COMPANY

         Except as provided in Section 3 hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct Trustee to return to the Company or to divert to others any of the Trust assets before all payments of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.


                                    SECTION 5

                              INVESTMENT AUTHORITY

                  (a) Subject to subsections (b) and (c) of this Section 5, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Fund as specified in this Section 5, and pursuant to such authority and discretion may exercise from time to time and at any time the power:

                           (i)      To invest  and  reinvest  the Fund,  without
distinction between principal and income, in the group, family or class of mutual funds or other securities specified in writing by the Company which shall constitute the exclusive permitted investments of the Fund;

                           (ii)     To  exercise,  personally  or by  general or
limited proxy, the right to vote any securities held in the Fund; and to exercise, personally or by power of attorney, any other right appurtenant to securities held by the Fund;

                           (iii)    To  exercise  or  sell  any   conversion  or
subscription or other rights appurtenant to any securities held in the Fund;

                           (iv)     To invest and reinvest any property, real or
personal, in the Fund in any other form or type of investment not specifically mentioned in this subsection (a), so long as such form or type of investment is a form or type of investment approved by the Chief Financial Officer or Chief Executive Officer of the Company and a direction is made by the Company to invest in such property.

                  (b)      (i)     The   Trustee   may  invest  in   securities
(including stock or rights to acquire stock) or obligations issued by the Company or the Bank. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants except that voting, tender, appraisal, dissenter and other similar rights with respect to Trust assets shall be exercised by the Company. In the absence of timely directions from the Company, the Trustee shall have no duty to exercise such rights, and shall have no liability for refraining from exercising such rights.

                           (ii)     Any  investment by the Trustee in securities
or obligations of the Company or the Bank shall be subject to prior written approval of the Company.

                           (iii)    The Company shall have the right at anytime,
and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

                  (c) The Trustee shall exercise its powers under this Section 5 in a manner consistent with such direction by the Company and shall have no liability whatsoever for any loss, cost or expense occasioned by any investment in accordance with this section.

                  (d) To the extent permitted by law, the Trustee shall not be liable for any act or omission of the Company hereunder and, except as set forth hereunder, the Trustee shall not be under any obligations to invest or otherwise manage the assets of the Plan. Without limiting the generality of the foregoing, the Trustee shall not be liable by reason of its taking or refraining from taking any action hereunder at the direction of the Company; the Trustee shall be under no duty to question or to make inquiries as to any direction or order or failure to give direction or order by the Company and the Trustee shall be under no duty to make any review of investments acquired for the Fund at the direction or order of the Company and shall be under no duty at any time to make any recommendation with respect to disposing of or continuing to retain any such investment.

                  (e) Without  limiting  the  generality  of the  provisions  of
Section 8 hereof, the Company agrees, to the extent permitted by law, to indemnify the Trustee and hold it harmless from an against any claim or liability that may be asserted against it, otherwise than on account of the Trustee's own gross negligence or willful misconduct or violation of any provision of law, by reason of the Trustee's taking or refraining from taking any action in accordance with this Section 5.

                  (f) Subject to the other provisions of this Trust Agreement, the Trustee shall have the power and authority to be exercised in its sole discretion at any time and from time to time to issue and place orders for the purchase or sale of securities directly with qualified brokers or dealers. Such orders may be placed with such qualified brokers and/or dealers who also provide investment information or other research or statistical services to the Trustee in its capacity as a fiduciary or investment manager for other clients.

                                    SECTION 6

                              DISPOSITION OF INCOME

         During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.


                                    SECTION 7

                                    ACCOUNTS


                  (a) (i) The Trustee shall keep accurate and detailed records of all receipts, investments and disbursements under this Agreement. Such person or persons as the Company shall designate shall be allowed to inspect the books of account relating to the Fund upon request at any reasonable time during the business hours of the Trustee

                           (ii)     Within  120  days  after  the  close of each
calendar year, Trustee shall transmit to the Company, and certify the accuracy of, a written statement of the assets and liabilities of the Fund at the close of that calendar year, showing the current value of each asset at that date, and a written account of all the Trustee's transactions relating to the Fund during the period from the last previous accounting to the close of that calendar year. (For purposes of this section, the date of the Trustee's resignation or removal as provided in Section 10 hereof or the date of the termination of the Plan as provided in Section 11 hereof shall be deemed to be the close of a calendar year with respect to the Trustee's resignation or the terminated Plan, as the case may be).

                           (iii)    Unless the Company shall have filed with the
Trustee written exceptions or objections to any such statement or account within 180 days after receipt thereof, the Company shall be deemed to have approved such statement and account; and in such case, or upon the written approval by the Company of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things expressly set forth in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which the Company and all persons having any beneficial interest in the Fund were parties.

                  (b) Nothing contained in this Agreement or in the Plan shall deprive the Trustee of the right to have judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts, or for instructions in connection with the Fund, the only other necessary party thereto in addition to the Trustee shall be the Company. If the Trustee so elects, it may bring in as a party or parties defendant any other person or persons. No person interested in the Fund, other than the Company, shall have the right to compel an accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accountings by the Trustee to the Company, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.


                                    SECTION 8

                            RESPONSIBILITY OF TRUSTEE

                  (a) The Trustee shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Agreement and is given in writing by the Company. The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this Agreement, notwithstanding any reference herein to the Plan.

                  (b) The Trustee shall have no duty to commence or defend any legal action arising in connection with the Trust unless it shall first have been indemnified, in manner and substance satisfactory to it, against its costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto.

                  (c) The Trustee may consult with counsel, who may be counsel for the Company or for the Trustee in its individual capacity, and shall not be liable for any actions taken or omitted in accordance with the opinion of counsel. The Company agrees, to the extent permitted by law, to indemnify and hold the Trustee harmless from and against any liability that it may incur in connection with the Fund, unless arising from the Trustee's own grossly negligent or willful breach of the provisions of Section 8(a). The Trustee shall not be required to give any bond or other security for the faithful performance of its duties under this Agreement, except as required by law. The Trustee, in its corporate capacity, shall not be liable for claims of any persons in any manner regarding the Plan; such claims shall be limited to the Trust Fund.

                  (d) (i) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee or to loan to any person the proceeds of any borrowing against such policy.

                           (ii)     The Trustee shall have,  and in its sole and
absolute  discretion  may  exercise  from  time to  time  and at any  time,  the following administrative powers and authority with respect to the Fund consistent with the provisions of Section 5:

                                    (A) To continue to hold any  property of the
Fund whether or not productive of income; to reserve from investment and keep unproductive of income, without liability for interest, cash temporarily awaiting investment and such cash as it deems advisable or as the Company from time to time may specify in order to meet the administrative expenses of the Fund or anticipated distributions therefrom;

                                    (B) To hold  property of the Fund in its own
name or in the name of a nominee or nominees, without disclosure of the Trust, or in bearer form so that it will pass by delivery, but no such holding shall relieve the Trustee of its responsibility for the safe custody of the Fund in accordance with the provisions of the Agreement; the Trustee's books and records shall at all times show that such property is part of the Fund; and, subject to
Section 8(c), the Trustee shall be absolutely liable for any loss occasioned by the acts of its nominee or nominees with respect to the securities registered in the name of the nominee or nominees;

                                    (C) To employ in the  management of the Fund
suitable agents, without liability for any loss occasioned by any such agents selected by the Trustee with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                    (D) To do all other  acts  that the  Trustee
may deem necessary or proper to carry out any of the powers set forth in Section 5 hereof or otherwise in the best interests of the Fund.

                  (e) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

                  (f) Unless the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of the Company or any other fiduciary, knowing such act or omission to be a breach of fiduciary responsibility, the Trustee shall be under no liability for any loss of any kind which may result by reason of such act or omission.

                  (g) If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.

                                    SECTION 9

                   TAXES, COMPENSATION AND EXPENSES OF TRUSTEE


                  (a)      (i)      The Company  shall  pay any Federal,  state,
local or other taxes imposed or levied with respect to the corpus and/or income of the Fund or any part thereof under existing or future laws

                           (ii)     All taxes  that may be  levied  or  assessed
upon, or in respect of, the Fund shall be paid from the Fund. The Trustee shall notify the Company of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed, unless the Company advises it in writing to the contrary within 15 days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the Company in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Company; the Company may itself contest the validity of any such taxes, in which case the Company shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

                  (b) The Trustee, without direction from the Company, shall pay from the Fund from time to time such reasonable compensation for its services as trustee as shall be agreed upon with the Company, the reasonable and necessary expenses and compensation of counsel and other agents employed or engaged by the Trustee pursuant to Section 8(d)(ii)(C) and all other reasonable and necessary expenses of managing and administering the Fund (which the Trustee, in its discretion, determines to be necessary or appropriate) that are not paid by the Company.


                                   SECTION 10

                       RESIGNATION AND REMOVAL OF TRUSTEE


                  (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

                  (b) The Company, by action of its Board, may remove the Trustee at any time upon 60 days written notice, or upon shorter notice if acceptable to the Trustee. In the event it resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Section 7 hereof.

                  (c) (i) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

                           (ii)      The Trustee  may  reserve  such sums as the
Trustee shall deem necessary to defray its expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of the Fund for which the Trustee may be liable. If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from either the Company or the successor Trustee, or both. When the Fund shall have been transferred and delivered to the successor Trustee and the accounts of the Trustee have been settled as provided in Section 7 hereof, the Trustee shall be released and discharged from all further accountability or liability for the Fund and shall not be responsible in any way for the further disposition of the Fund or any part thereof.

                  (d)     (i)        If  Trustee   resigns  or  is  removed,   a
successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under subsection (b) above. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee incurred in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                           (ii)      Each  successor  trustee shall have all the
powers and duties conferred upon the Trustee in this Trust Agreement and "Trustee", as used in this Agreement, shall be deemed to include any successor Trustee.


                                   SECTION 11

                            APPOINTMENT OF SUCCESSOR


                  In the event of the resignation or removal of the Trustee, a successor Trustee shall be appointed by the Company. Such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged by a notary public. The delivery of such instruments shall take place within sixty (60) days after notice of resignation or removal, as applicable, of the Trustee shall have been given.

                                   SECTION 12

                            AMENDMENT OR TERMINATION


                  (a) This Trust Agreement may be amended by a written instrument duly executed and acknowledged by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

                  (b)      (i)       The  Trust  shall not  terminate  until the
date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

                           (ii)      Notwithstanding   the  foregoing,   if  not
sooner terminated,  the Trust shall terminate  automatically on the twenty-first
(21st) anniversary of the death of the last to die of all of the lineal descendants of Rose Fitzgerald Kennedy, daughter of John Francis Fitzgerald and Josephine Mary Hannon Fitzgerald, who are living and in being on the effective date of this Trust Agreement.

                           (iii)     Notwithstanding  the  foregoing,  until the
Trust has become irrevocable as provided in Section 1(b) hereof, the Trust may be terminated at any time by the Company.

                           (iv)      In case the Plan is terminated, in whole or
in part, the Trustee (subject to the provisions of Sections 10 and 11 hereof and reserving such sums as the Trustee shall deem necessary in settling its accounts and to discharge any obligation of the Fund for which the Trustee may be liable) shall apply and distribute any subfund attributable to such terminating Plan in accordance with the written directions of the Company. Upon such termination of the Plan in whole or in part, the Trustee shall have a right to have its accounts settled as provided in Section 7 hereof. When a subfund shall have been so applied or distributed and the accounts of the Trustee shall have been so settled,  the  Trustee  shall  be  released  and  discharged  from  all  further accountability or liability respecting such subfund, and shall not be responsible in any way for the further disposition of such subfund.

                                   SECTION 13

                                  MISCELLANEOUS


                  (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

                  (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

                  (c) (i) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York.

                           (ii) Nothing in this Agreement  shall be construed to
subject either the Trust created hereunder or the Plan to ERISA.

                          (iii) Any reference  herein to ERISA or the Code shall
include such law as in effect on the effective date hereof, subsequent amendment thereto and any succeeding law.

                  (d) The titles to Sections of this Agreement are placed herein for convenience of reference only, and the Agreement is not to be construed by reference thereto.

                  (e) This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively.

                  (f) This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart executed by all parties hereto.

                  (g) Any corporation into which the Trustee is merged with or with which it is consolidated, or any corporation resulting from a merger, reorganization or consolidation, to which the Trustee is a party, or any corporation to which all or substantially all the trust business of the Trustee is transferred shall become the successor trustee under the Agreement without the execution or filing of any further instrument or the performance of any further act.

                  (h) The Company or anyone acting on its behalf may at any time employ the Trustee in its corporate (and not its fiduciary) capacity as agent to perform any act, keep any records or accounts, or make any computations required by the Company. Any such agency relationship shall be established by a separate agreement between the Company and the Trustee, and the existence of such agreement and any actions performed by the Trustee under such agreement shall not affect its responsibilities as Trustee under this Agreement.


                                   SECTION 14

                   ADMINISTRATION OF THE PLAN; COMMUNICATIONS

                  (a) The Company shall administer the Plan as provided therein, and the Trustee shall not be responsible in any respect for administering such Plan nor shall the Trustee be responsible for the adequacy of the Fund to meet and discharge all payments and liabilities under such Plan. The Trustee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by an officer of the Company duly authorized to give communications to the Trustee. The Company from time to time shall furnish the Trustee with the names and specimen signatures of such duly authorized officers of the Company and shall promptly notify the Trustee of the termination of office of any officer of the Company and the appointment of a successor thereto. Until notified to the contrary, the Trustee shall be fully protected in relying upon the most recent list of duly authorized officers of the Company furnished to it by the Company.

                  (b) Any action required by any provision of this Agreement to be taken by the Board shall be evidenced by a resolution of the Board, certified to the Trustee by the Secretary or an Assistant Secretary of the Company under its corporate seal. The Trustee shall be fully protected in relying upon any resolution so certified to it. Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any other action of the Company under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an officer of the Company, duly authorized to give communications to the Trustee, and the Trustee shall be fully protected in relying upon such certificate. The Trustee may accept a certificate signed by an officer of the Company duly authorized to give communications to the Trustee as proof of any fact or matter that it deems necessary or desirable to have established in the administration of the Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be fully protected in relying upon the statements in the certificate.

                  (c) Notwithstanding anything herein contained to the contrary, the Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication reasonably believed by it to be genuine and to be signed by the proper person or persons, and the

Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.

                  (d) Until notice be given to the contrary, communications to the Trustee shall be sent to it at its office at
___________________________________        Attention:       ___________________;
communications to the Company shall be sent to it at its office at 341 Main Street, Catskill, New York 12414 Attention: Wilbur J. Cross, CEO.


                                   SECTION 15

                                   IRS RULING


         The Company may apply for a Private Letter Ruling from the IRS with respect to the federal income tax consequences of the Trust. If the IRS, following a request by the Company, declines to issue a favorable ruling to the effect that the Company will be treated for Federal income tax purposes as the owner of the Fund pursuant to Sections 671 through 679 of the Code, that the income of the Fund will be treated as income of the Company, and that the funding of, and realization of income by, the Fund will not result in income to the participants or beneficiaries prior to the date that such funds are actually distributed or made available to participants or beneficiaries hereunder, all of the assets then held in the Fund shall forthwith be returned to the Company in kind and this Agreement shall be null and void and have no force and effect.

                                   SECTION 16

                         DEFINITION OF CHANGE OF CONTROL


                  (a) "Change of Control" shall have the same meaning under this Trust as defined in the Company's employee stock ownership plan.

                  (b) The Trustee shall not be responsible for determining whether a Change of Control occurs. Such determination shall be made solely by the Company, and the Company shall promptly notify the Trustee in writing in such an event. The Company shall, under the penalties of perjury, promptly certify to the Trustee at any time, and from time to time, at the Trustee's request, whether a Change of Control has been deemed to have occurred. The Trustee shall be fully protected in relying upon such certification, and the Company shall indemnify Trustee for any act or omission taken pursuant to such certification.

                                   SECTION 17

                                 EFFECTIVE DATE


         The effective date of this Trust Agreement shall be April 1, 1998.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

                                         CATSKILL FINANCIAL CORP.

                                         By: /s/ David L. Guldenstern
                                            ------------------------------------
                                             As its: VP/Secretary


                                            /s/ Allan D. Oren
                                            ------------------------------------
                                                Allan D. Oren, Trustee

                                            /s/ Edward P. Stiefel
                                            ------------------------------------
                                                Edward P. Stiefel, Trustee

                                           /s/ Richard A. Marshall
                                            ------------------------------------
                                               Richard A. Marshall, Trustee

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF  GREENE          )


         On this 21st day of May , 1998, before me personally came David L. Guldenstern , to me known, who, being by me duly sworn, did depose and say that he resides at Wildwing Pk. Catskill, NY, that he is the VP/Secretary of the CATSKILL FINANCIAL CORPORATION, the company described in and which executed the foregoing instrument; that he knows the seal of said company; that the seal affixed to said instrument is such company's seal; that it was so affixed by order of the Board of Directors of said company; and that he signed his name thereto by like order.


                                             /s/ Gloria Leone
                                             -----------------------------------
                                                 Notary Public


STATE OF NEW YORK          )
                           : ss.:
COUNTY OF  GREENE          )


         On this 19th day of May , 1998, before me personally came ALLAN D. OREN, to me known, who, being by me duly sworn, did depose and say that he resides at Abeel Dr. Catskill, NY , and that he executed the foregoing instrument as a Trustee.


                                             /s/ David L. Guldenstern
                                             -----------------------------------
                                                 Notary Public

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF ALBANY           )

         On this 21st day of May , 1998, before me personally came EDWARD P. STIEFEL, to me known, who, being by me duly sworn, did depose and say that he resides at Catskill, NY , and that he executed the foregoing instrument as a Trustee.

                                             /s/ Dale B. Pinckney
                                             -----------------------------------
                                                 Notary Public

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF ALBANY           )


         On this 21st day of May , 1998, before me personally came RICHARD A. MARSHALL, to me known, who, being by me duly sworn, did depose and say that he resides at Delmar, NY , and that he executed the foregoing instrument as a Trustee.


                                             /s/ Dale B. Pinckney
                                             -----------------------------------
                                                 Notary Public